Supplement to the
Fidelity® Limited Term Bond ETF
December 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
John Mistovich (Co-Portfolio Manager) has managed the fund since 2024.

Effective February 28, 2024, the following information replaces the "Principal Investment Strategies" found in the "Fund Summary" section.
  Normally investing at least 80% of assets in debt securities of all types and repurchase agreements for those securities.
  Allocating the fund's assets across investment-grade, high yield, and emerging markets debt securities. Using the Fidelity Limited Term Composite Index℠ as a guide in allocating assets across the investment-grade and high yield asset classes. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing up to 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Normally maintaining a dollar-weighted average maturity between two and five years.
  Managing the fund to have similar overall interest rate risk to the index.
  Investing in domestic and foreign issuers.
  Allocating assets across different asset classes, market sectors, and maturities.
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency, and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Effective February 28, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Foreign exchange rates also can be extremely volatile.

Effective February 28, 2024, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Alexandre Karam (Co-Portfolio Manager) has managed the fund since 2024.
T13-SUSTK-1024-104 1.9887762.104	October 1, 2024